UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

YUMANITY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37695	20-8436652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA		02135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 617-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Yumanity Therapeutics, Inc. (f/k/a Proteostasis Therapeutics, Inc.), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2020, in connection with the consummation on December 22, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated August 22, 2020, as amended on November 6, 2020 (the “Merger Agreement”), by and among the Company, Pangolin Merger Sub, Inc. (“Merger Sub”), Yumanity, Inc. (f/k/a Yumanity Therapeutics, Inc.) (“Yumanity”) and Yumanity Holdings, LLC (“Holdings”), pursuant to which Merger Sub merged with and into Yumanity, with Yumanity surviving as a wholly-owned subsidiary of the Company (the “Merger”). Following the Merger, the Company changed its name from “Proteostasis Therapeutics, Inc.” to “Yumanity Therapeutics, Inc.,” Yumanity changed its name from “Yumanity Therapeutics, Inc.” to “Yumanity, Inc.” and the business conducted by the Company became primarily the business conducted by Yumanity, which is a clinical stage biopharmaceutical company dedicated to accelerating the revolution in the treatment of neurodegenerative diseases.

The Company is filing this Amendment solely to provide (i) certain voluntary disclosures concerning the Company’s business, risk factors and financial condition of the Company, as permitted by Item 8.01; (ii) the historical audited financial statements of Holdings as of and for the years ended December 31, 2019 and 2018, and the unaudited interim consolidated financial information of Holdings as of September 30, 2020 and for each of the nine months ended September 30, 2020 and 2019 referred to in Item 9.01(a) below; and (iii) the unaudited pro forma condensed combined financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and for the year ended December 31, 2019, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Such financial information was excluded from the Prior 8-K in reliance on the instructions to such items.

Item 8.01	Other Events.

Yumanity, Inc.’s Risk Factors, Yumanity, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2020 and for the three and nine month periods ended September 30, 2019 and 2018, Yumanity, Inc.’s Business Section and Yumanity, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations of Yumanity, Inc. as of and for the years ended December 31, 2019 and 2018 and as of June 30, 2020 and for the three and six month periods ended June 30, 2019 and 2018 are filed herewith and attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.7 respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses to be Acquired

The audited financial statements of Holdings as of and for the years ended December 31, 2019 and 2018, and the unaudited interim condensed consolidated financial statements as of September 30, 2020 and for each of the nine months ended September 30, 2020 and 2019, are included as Exhibits 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and the year ended December 31, 2019 is included as Exhibit 99.6 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document

23.1	Consent of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

99.1	Yumanity, Inc. Risk Factors

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Yumanity, Inc. as of September 30, 2020 and for the three and nine month periods ended September 30, 2019 and 2018

99.3	Business Section of Yumanity, Inc.

99.4	Audited financial statements of Holdings as of and for the years ended December 31, 2019 and 2018.

99.5	Unaudited interim condensed consolidated financial statements of Holdings as of September 30, 2020 and for each of the nine months ended September 30, 2020 and 2019 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2020).

99.6	Unaudited pro forma condensed combined financial information as of September 30, 2020 and for the nine months ended September 30, 2020 and the year ended December 31, 2019.

99.7	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Yumanity, Inc. as of and for the years ended December 31, 2019 and 2018 and as of June 30, 2020 and for the three and six month periods ended June 30, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yumanity Therapeutics, Inc.

By:	/s/ Richard Peters
Name:	Richard Peters
Title:	President & Chief Executive Officer

Date: February 3, 2021